Exhibit 10.5


WAIVER UNDER ESOP CREDIT AGREEMENT


     WAIVER dated as of December 29, 1995 under the $130,022,336 Amended and Restated Credit Agreement dated as of November 29, 1994, as amended (the
"Credit Agreement") among POLAROID CORPORATION (the
"Company"), the BANKS party thereto (the "Banks"),
ABN AMRO BANK N.V., as Co-Agent and MORGAN GUARANTY
TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

     WHEREAS, on December 19, 1995 the Company announced a restructuring plan that will result in a total pre-tax special charge of $195 million, of which $155 million will be charged in the fourth quarter of fiscal 1995 and $40 million in fiscal
1996; and

     WHEREAS, the Company has asked the Banks to waive compliance with the financial covenants set forth in Section 5.07, 5.08 and 5.09 of the Credit
Agreement until February 29, 1996 to allow the Company and the Banks time to negotiate an amendment to the Credit Agreement dealing with issues raised by said special charge (the "Proposed Amendment");

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1.  Definitions, References.  Unless
otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit
Agreement.

    SECTION 2.  Waivers.  The undersigned Banks
waive any Default or Event of Default arising from any failure by the Company to comply with the provisions of Sections 5.07, 5.08 and 5.09 of the Credit
Agreement during the period from and including
December 19, 1995 to and including the earlier of
(i) February 29, 1996 and (ii) the date on which the Proposed Amendment becomes effective.

     SECTION 3.  Governing Law.  This Waiver shall
be governed by and construed in accordance with the laws of the State of New York.

    SECTION 4.  Counterparts; Effectiveness.  This
Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective when the Agent shall have received from each of the Company and the Required Banks either a counterpart hereof signed by such party or telex, facsimile or other written confirmation that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

                    POLAROID CORPORATION

                    By  /s/ Graham M. Brown, Jr.
                    ------------------------
                      Title:  V.P. & Treasurer


                    MORGAN GUARANTY TRUST COMPANY
                     OF NEW YORK

                    By  /s/ Deborah A. Brodheim
                    ------------------------
                      Title:  Vice President


                    ABN AMRO BANK N.V.

                    By  /s/ Alta M. Fleming
                    ------------------------
                      Title:  Vice President

                    By  /s/ R.E. James Hunter
                    ------------------------
                      Title:  Group Vice President


                    CREDIT LYONNAIS NEW YORK BRANCH

                    By
                          ------------------------
                      Title:


                    CREDIT SUISSE

                    By  /s/ Anne Schultheiss-Jensen
                    ------------------------
                      Title:  Associate

                    By  /s/ Michael C. Mast
                    ------------------------
                      Title:  Member of Sr. Management

                    PNC BANK, NATIONAL ASSOCIATION

                    By  /s/ Kwan Grays
                    ------------------------
                      Title:  Assistant Vice President


                    THE TORONTO DOMINION BANK

                    By
                          ------------------------
                      Title:


                    WACHOVIA BANK OF NORTH
                      CAROLINA, N.A.

                    By  /s/ Robert G. Brookby
                    ------------------------
                      Title:  Executive Vice President


                    DEUTSCHE BANK AG, NEW YORK BRANCH

                    By  /s/ Iain Stewart
                    ------------------------
                      Title:  Assistant Vice President

                    By  /s/ Stephan A. Wiedemann
                    ------------------------
                       Title:  Vice President


                    DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

                    By  /s/ Iain Stewart
                    ------------------------
                      Title:  Assistant Vice President

                    By  /s/ Stephan A. Wiedemann
                    ------------------------
                         Title:  Vice President


                    FLEET BANK OF MASSACHUSETTS,
                    N.A.

                    By  /s/ Roger Boucher
                    ------------------------
                         Title:  Vice President